UNITED STATES BANKRUPTCY COURT
                           MIDDLE DISTRICT OF FLORIDA
                                ORLANDO DIVISION

In re:                                                     Chapter 11

LASERSIGHT TECHNOLOGIES, INC.                     Case no. 6:03-bk-10370-ABB
                                                  Jointly Administered with
                                                  Case no. 6:03-bk-10371-ABB and
                                                  Case no. 6:03-bk-10369-ABB
Debtors.
________________________/

                          SECOND MODIFICATION TO JOINT
                         AMENDED PLAN OF REORGANIZATION
                         ------------------------------

     Debtors,  LaserSight,  Inc. and LaserSight Technologies,  Inc., pursuant to

Section  1127  of  the  Bankruptcy  Code,  modify  the  joint  amended  plan  of reorganization and say:

     The joint  amended plan of  reorganization  is amended to add at the end of

Article II the following:

     Record  Date  The  record  date for the  determination of holders of common
     ------------

stock  to be used in the  calculation  of the  conversion  factor  shall  be the

Effective Date.



Dated:  May 20, 2004


LASERSIGHT INCORPORATED
LASERSIGHT TECHNOLOGIES, INC.


By:       /s/ Danghui ("David") Liu
         --------------------------
         Danghui ("David") Liu
         Interim CEO

                             CERTIFICATE OF SERVICE

     I certify that a copy of the foregoing has been provided on April 26, 2004 via electronic notice to U.S. trustee, 135 W. Central Blvd., Suite 620, Orlando, FL 32801.



                                           /s/ Frank   M. Wolff
                                           --------------------------
                                           Frank M. Wolff
                                           Florida Bar No. 319521
                                           Wolff, Hill, McFarlin & Herron, P.A.
                                           1851 West Colonial Drive
                                           Orlando, FL  32804
                                           Telephone (407) 648-0058
                                           Facsimile  (407) 648-0681

                                           Attorneys for the Debtor